UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2021

KALVISTA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36830	20-0915291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Cambridge Parkway Suite 901E Cambridge, Massachusetts 02142
(Address of Principal Executive Offices) (Zip Code)

(857) 999-0075

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	KALV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 5, 2021, the Company issued a press release, announcing the oral presentation of clinical data supporting KVD900 as an oral on-demand treatment for hereditary angioedema (HAE) at the 12th C1-Inhibitor Deficiency & Angioedema Workshop. A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated June 5, 2021

Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking" statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. These statements are subject to numerous risks and uncertainties, including the potential impact of COVID-19, that could cause actual results to differ materially from what we expect. Examples of forward-looking statements include, among others, our expectations about safety and efficacy of our product candidates and timing of clinical trials and its results, our ability to commence or complete clinical studies and to obtain regulatory approvals for KVD900, KVD824 and other candidates in development, our ability to resolve a clinical hold with regards to KVD824, the ability of KVD900, KVD824 and other candidates in development to treat HAE or DME, the future progress and potential success of our oral Factor XIIa program, and the sufficiency of our cash, cash equivalents and investments to fund our operations. Further information on potential risk factors that could affect our business and financial results are detailed in our annual report on Form 10-K filed on July 1, 2020, our quarterly reports on Form 10-Q, and other filings we may make from time to time with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALVISTA PHARMACEUTICALS, INC.

Date: June 7, 2021	By:	/s/ Benjamin L. Palleiko
Benjamin L. Palleiko
Chief Business Officer and Chief Financial Officer